UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of SACO I Trust 2005-9 Mortgage-Backed Certificates, Series 2005-9, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
SACO I Trust
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Administrator:
Carol Tilton 312.992.2745
carol.corradino-tilton@abnamro.com
Analyst:
James Wang 714.259.6289
james.wang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical REO Report
Page 2-3

Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SACO0509
SACO0509_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Nov-05
27-Dec-05
25-Dec-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities I LLC
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Ratings Services/Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11.097626%
4.378750%
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
SACO I Trust
Mortgage-Backed Certificates
Series 2005-9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
265
Bond Payments
Statement Date:
ABN AMRO Acct: 723171.1
1000.000000000
51.103251449
0.000000000
948.896748551
3.352500030
4.6287500000%
0.00
0.00
0.000000000
4.4700000000%
0.000000000
785778MK4
A-1
165,966,000.00
8,481,402.23
0.00
157,484,597.77
556,401.02
165,966,000.00
1000.000000000
92.913272241
0.000000000
907.086727759
3.247499973
4.4887500000%
0.00
0.00
0.000000000
4.3300000000%
0.000000000
785778ML2
A-2
91,283,000.00
8,481,402.23
0.00
82,801,597.77
296,441.54
91,283,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.397499967
4.6887500000%
0.00
0.00
0.000000000
4.5300000000%
0.000000000
785778MM0
A-3
74,683,000.00
0.00
0.00
74,683,000.00
253,735.49
74,683,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.510000000
4.8387500000%
0.00
0.00
0.000000000
4.6800000000%
0.000000000
785778MN8
M-1
26,526,000.00
0.00
0.00
26,526,000.00
93,106.26
26,526,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.525000203
4.8587500000%
0.00
0.00
0.000000000
4.7000000000%
0.000000000
785778MP3
M-2
24,579,000.00
0.00
0.00
24,579,000.00
86,640.98
24,579,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.540000000
4.8787500000%
0.00
0.00
0.000000000
4.7200000000%
0.000000000
785778MQ1
M-3
9,247,000.00
0.00
0.00
9,247,000.00
32,734.38
9,247,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.667500000
5.0487500000%
0.00
0.00
0.000000000
4.8900000000%
0.000000000
785778MR9
M-4
15,088,000.00
0.00
0.00
15,088,000.00
55,335.24
15,088,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.705000467
5.0987500000%
0.00
0.00
0.000000000
4.9400000000%
0.000000000
785778MS7
M-5
10,707,000.00
0.00
0.00
10,707,000.00
39,669.44
10,707,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.742500604
5.1487500000%
0.00
0.00
0.000000000
4.9900000000%
0.000000000
785778MT5
M-6
8,274,000.00
0.00
0.00
8,274,000.00
30,965.45
8,274,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.327500514
5.9287500000%
0.00
0.00
0.000000000
5.7700000000%
0.000000000
785778MU2
B-1
9,734,000.00
0.00
0.00
9,734,000.00
42,123.89
9,734,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
6.0787500000%
0.00
0.00
0.000000000
5.9200000000%
0.000000000
785778MV0
B-2
6,327,000.00
0.00
0.00
6,327,000.00
28,091.88
6,327,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.227500354
7.1287500000%
0.00
0.00
0.000000000
6.9700000000%
0.000000000
785778MW8
B-3
7,057,000.00
0.00
0.00
7,057,000.00
36,890.47
7,057,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.790000000
7.8787500000%
0.00
0.00
0.000000000
7.7200000000%
0.000000000
785778MX6
B-4
8,031,000.00
0.00
0.00
8,031,000.00
46,499.49
8,031,000.00
1000.000000000
0.000000000
0.000000000
965.145296558
5.538072944
0.00
0.00
0.000000000
N/A
0.000000000
N
785778MZ1
C
486,705,501.55
0.00
0.00
469,741,525.63
2,695,410.57
486,705,501.55
1000.000000000
0.000000000
0.000000000
1000.000000000
345923.900000000
0.00
34,592.39
345923.900000000
N/A
0.000000000
785778MY4
P
100.00
0.00
0.00
100.00
34,592.39
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778NA5
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778NB3
R-2
0.00
0.00
0.00
0.00
0.00
0.00
27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11.097626%
4.378750%
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
SACO I Trust
Mortgage-Backed Certificates
Series 2005-9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
265
Bond Payments
Statement Date:
ABN AMRO Acct: 723171.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778NC1
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
34,592.39
457,502,100.00
457,502,100.00
21,291,442.95
Total
440,539,295.54
16,962,804.46
0.00
4,328,638.49
27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Available Interest
4,327,467.01
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
167,193.97
401,524.36
16,395,257.59
0.00
0.00
0.00
21,296,837.25
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
486,705,501.55
167,193.97
16,796,781.95
0.00
0.00
0.00
469,741,525.63
9,537
253
0
0
9,284
143,255.18
Overcollateralization Increase Amt
Trigger Event
No
0.00
16,963,975.92
Overcollateralization Amt
29,203,501.55
Less OC Increase Amount
Remittance Interest
0.00
4,327,467.01
16,796,781.95
Interest Due Trust
4,332,861.33
Total Fees
148,649.50
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Rolling 3-Month Delinquency
%
0.03
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
0.00
0.00
Trustee Fees
5,394.32
Total Reimbursement Amt

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
No
0.00
0.00
A-1
Act/360
27
556,401.02
0.00
556,401.02
556,401.02
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2
Act/360
27
296,441.54
0.00
296,441.54
296,441.54
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-3
Act/360
27
253,735.49
0.00
253,735.49
253,735.49
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-1
Act/360
27
93,106.26
0.00
93,106.26
93,106.26
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-2
Act/360
27
86,640.98
0.00
86,640.98
86,640.98
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-3
Act/360
27
32,734.38
0.00
32,734.38
32,734.38
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-4
Act/360
27
55,335.24
0.00
55,335.24
55,335.24
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-5
Act/360
27
39,669.44
0.00
39,669.44
39,669.44
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-6
Act/360
27
30,965.45
0.00
30,965.45
30,965.45
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-1
Act/360
27
42,123.89
0.00
42,123.89
42,123.89
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-2
Act/360
27
28,091.88
0.00
28,091.88
28,091.88
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-3
Act/360
27
36,890.47
0.00
36,890.47
36,890.47
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-4
Act/360
27
46,499.49
0.00
46,499.49
46,499.49
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
C
0
2,695,410.57
0.00
2,695,410.57
2,695,410.57
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
P
0
0.00
0.00
34,592.39
34,592.39
0.00
0.00
0.00
4,294,046.10
0.00
0.00
0.00
0.00
0.00
4,328,638.49
4,328,638.49
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
2.00
14.00
C
NA
NA
12/25/2035
469,741,525.63
0.00
0.00
486,705,501.55
486,705,501.55
0.00
0.00
0.00
0.00
0.00
A-1
NA
NA
12/25/2035
157,484,597.77
0.00
0.00
165,966,000.00
165,966,000.00
83,596.98
0.00
0.00
0.00
8,397,805.25
A-2
NA
NA
12/25/2035
82,801,597.77
0.00
0.00
91,283,000.00
91,283,000.00
83,596.98
0.00
0.00
0.00
8,397,805.25
A-3
NA
NA
12/25/2035
74,683,000.00
0.00
0.00
74,683,000.00
74,683,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
12/25/2035
26,526,000.00
0.00
0.00
26,526,000.00
26,526,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
12/25/2035
24,579,000.00
0.00
0.00
24,579,000.00
24,579,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
12/25/2035
9,247,000.00
0.00
0.00
9,247,000.00
9,247,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
12/25/2035
15,088,000.00
0.00
0.00
15,088,000.00
15,088,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
12/25/2035
10,707,000.00
0.00
0.00
10,707,000.00
10,707,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
12/25/2035
8,274,000.00
0.00
0.00
8,274,000.00
8,274,000.00
0.00
0.00
0.00
0.00
0.00
B-1
NA
NA
12/25/2035
9,734,000.00
0.00
0.00
9,734,000.00
9,734,000.00
0.00
0.00
0.00
0.00
0.00
B-2
NA
NA
12/25/2035
6,327,000.00
0.00
0.00
6,327,000.00
6,327,000.00
0.00
0.00
0.00
0.00
0.00
B-3
NA
NA
12/25/2035
7,057,000.00
0.00
0.00
7,057,000.00
7,057,000.00
0.00
0.00
0.00
0.00
0.00
B-4
NA
NA
12/25/2035
8,031,000.00
0.00
0.00
8,031,000.00
8,031,000.00
0.00
0.00
0.00
0.00
0.00
P
NA
NA
12/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
167,193.96
0.00
16,795,610.50
0.00
457,502,100.00
440,539,295.54
457,502,100.00
27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
34,592.39
34,592.39
Total Excess Allocated to the Bonds
34,592.39
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
34,592.39
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
C
785778MZ1
NR
NR
NR
A-1
785778MK4
AAA
Aaa
AAA
A-2
785778ML2
AAA
Aaa
AAA
A-3
785778MM0
AAA
Aaa
AAA
M-1
785778MN8
AA+
Aa1
AA+
M-2
785778MP3
AA
Aa2
AA
M-3
785778MQ1
AA-
Aa3
AA-
M-4
785778MR9
A+
A1
A+
M-5
785778MS7
A
A2
A
M-6
785778MT5
A-
A3
A-
B-1
785778MU2
BBB+
Baa1
BBB+
B-2
785778MV0
BBB
Baa2
BBB
B-3
785778MW8
BBB-
Baa3
BBB-
B-4
785778MX6
BB+
Ba1
BB+
P
785778MY4
NR
NR
NR

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.66%
0.98%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
61
4,600,438
0
0
0
0
0
0
9,223
465,141,087
99.34%
99.02%

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.03%
0.03%
0
0
3
151,192
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
9,284
97.35%
469,741,526
104.51%
2.65%
3.37%
0
0.00%
0
0.00%
265
11.10%
10.58%
253
16,395,258
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 723171.1
27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-9
ABN AMRO Acct: 723171.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
27-Dec-2005 - 09:26 (Y795-Y812, Y822) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..